                                                                   EXHIBIT 10.02

ACCOUNT DOCUMENTS

MAN FINANCIAL INC                                                        M

www.manfinancial.com                                               MAN FINANCIAL

FUTURES                                                            _____________
                                                                   _____________
ELECTRONIC VERSION  -                                              _____________
APPLICATION, CUSTOMER AGREEMENT & RISK DISCLOSURES                 _____________
                                                                   _____________
CORPORATIONS, LLCS, PARTNERSHIPS, TRUSTS & PENSION PLANS           _____________
                                                                   _____________
                                                                   _____________
                                                                   _____________
                                                                   _____________
                                                                   _____________

INSTRUCTIONS

ALL SUPPLEMENTAL INFORMATION REQUESTED MUST BE IN ENGLISH LANGUAGE OR ACCOMPANIED BY A CERTIFIED ENGLISH TRANSLATION.

FOR ALL ACCOUNTS

PLEASE RETAIN FOR YOUR RECORDS:

PAGE 1:  Risk Disclosure Statement for Futures & Options

PAGE 31: Electronic Trading & Order Routing Systems Disclosure Statement

PAGE 32: NYMEX ACCESS Rules 6.26 and 6.27

PAGE 34: Average Price Sytem Disclosure

PLEASE RETURN WITH BOOKLET:

PAGE 3: Account Application - Please provide all requested information and sign on page 6.

PAGE 9:  Customer Agreement - Please read carefully. Sign and date on page 13.

PAGE 14: Signature Page - Please read carefully. Sign and date all required acknowledgments and consents.

PAGE 15: Electronic Order Entry & Account Access Agreement - Please read carefully. Sign and date on page 17.

PAGE 18: Taxpayer Information - Please provide all requested information, sign and date.

CORPORATE ACCOUNTS ONLY

PAGE 19: Corporate Resolutions - Secretary must affix corporate seal or provide copy of the Articles of Incorporation.
         Please provide all requested information, sign and date on pages 14 and 15.

PARTNERSHIPS OR L.L.C. ACCOUNTS ONLY

PAGE 21: Partnership or L.L.C. Authorization - Please provide all requested information and sign.
         Partnership Accounts only - each General Partner must complete General Partner Information on pages 7 and 8.
         For Partnership Accounts, enclose a copy of the Partnership Agreement. For L.L.C.'s, enclose a copy of the Operating Agreement. For Off-shore Accounts, enclose a copy of the Articles & Memorandum of Association.

TRUST ACCOUNTS ONLY

         Please provide copy of full Trust Agreement.

PENSION PLAN ACCOUNTS ONLY

PAGE 22: Pension Plan Authorization - Please provide all requested information. Trustee(s) and Administrator or Custodian must sign. Enclose a copy of full Pension Plan.

DISCRETIONARY ACCOUNTS ONLY

PAGE 23: Discretionary Trading Authorization/Power of Attorney - Please provide the requested information, sign and date.

PAGE 24: Letter of Automatic Termination - Please sign and date.

PAGE 25: Advisor's Agreement - Please have your trading advisor provide the requested information, sign and date.

HEDGE ACCOUNTS ONLY

PAGE 26: Hedge Account Agreement and Instructions - Please provide all requested information, sign and date.

ACCOUNT GUARANTEE

PAGE 27: Required for certain accounts. Consult your broker.

ARBITRATION AGREEMENT (OPTIONAL)

PAGE 28: Arbitration Agreement - This agreement is optional.

IF YOU ARE TRANSFERRING AN EXISTING FUTURES ACCOUNT FROM ANOTHER BROKERAGE FIRM

PAGE 29: Transfer Authorization - Please provide all requested information, sign and date.

         Please provide a copy of your most recent statement or account status report from the transferring broker.

CHECKS

         Make personal or certified checks payable to "Man Financial Inc" Third party checks not accepted.

WIRE TRANSFERS

         Please contact your broker for wire transfer instructions. Third party wires not accepted.

RISK DISCLOSURE STATEMENT FOR FUTURES & OPTIONS

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1. Effect of 'Leverage' or 'Gearing'.

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are 'leveraged' or 'geared'. A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2. Risk-Reducing Orders or Strategies.

The placing of certain orders (e.g. 'stop-loss' orders, where permitted under local law, or 'stop-limit' orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as 'spread' and 'straddle' positions may be as risky as taking simple 'long' or 'short' positions.

OPTIONS

3. Variable Degree of Risk.

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling ('writing' or 'granting') an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the position is 'covered' by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS

4. Terms and Condition of Contracts.

You should ask the firm with which you deal about the term and conditions of the specific futures or options which you are trading and associated obligations (e.g. the circumstance under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5. Suspension or Restriction of Trading and Pricing Relationships.

Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or 'circuit breakers') may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge 'fair' value.

6. Deposited Cash and Property.

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specified legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

RISK DISCLOSURE STATEMENT FOR FUTURES & OPTIONS

7. Commission and Other Charges.

Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8. Transactions in Other Jurisdictions.

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9. Currency Risks.

The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10. Trading Facilities.

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11. Electronic Trading.

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risk associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12. Off-Exchange Transactions.

In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

CUSTOMER ACCOUNT APPLICATION

INDICATE THE TYPE  OF ACCOUNT YOU WISH TO OPEN:

[ ] Corporate [ ] Partnership [ ] Limited Liability Company [ ] Trust
[ ] Pension Plan [ ] Other________________
                            (describe)

GENERAL INFORMATION

Name of Applicant: ____________________________________________________________

Account Title: ________________________________________________________________

Mailing Address Line 1: _______________________________________________________

Mailing Address Line 2: _______________________________________________________

City:________________________ State: ________ Zip:________ Country: ___________

Main Address (if different from above): _______________________________________

Main Address Line 2: __________________________________________________________

City:_________________________ State: _______ Zip:________ Country: ___________

Telephone: _______________ Tax I.D. Number: ___________________________________

FOR CORPORATE ACCOUNTS

Date of Incorporation: ______________ State/Country of Incorporation: _________

Principal Place of Business: _________ Registered Agent: ______________________

Ownership: [ ] Public   [ ] Private ___________________________________________

If a subsidiary, list ultimate parent and indicate whether public or private:
_______________________________________________________________________________

Principal business/occupation: ________________________________________________

FOR PARTNERSHIP OR LIMITED LIABILITY COMPANY ACCOUNTS ("L.L.C.")

Is this a [ ] general partnership; [ ] limited partnership or [ ] L.L.C.?

List all general partners or managing members:

1. Name: ______________________________________________________________________

   Address: ___________________________________________________________________

   City: ________ State: _________ Zip: __________ Country: ___________________

2. Name: ______________________________________________________________________

   Address: ___________________________________________________________________

   City: _________State:___________Zip:___________ Country: ___________________

3. Name: ______________________________________________________________________

   Address: ___________________________________________________________________

   City: _________State:___________Zip:___________ Country: ___________________

4. Name: ______________________________________________________________________

  Address: ____________________________________________________________________

  City: __________State:___________Zip:___________ Country: ___________________

Principal business/occupation of applicant: ___________________________________

CUSTOMER ACCOUNT APPLICATION

Does the applicant have an offering circular or prospectus, or otherwise solicit participation? Yes [ ] No [ ] (If yes, please submit a copy of the most recent prospectus or offering circular.)

Is any general partner or managing member registered with the Commodity Futures
  Trading Commission as a Commodity Pool Operator? Yes [ ] No [ ]

If a limited partnership or L.L.C., how many limited partners or members are there? ________________________________________________________________________

FOR TRUST ACCOUNTS

1. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _______________ State:________ Zip:________ Country: _________________

2. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _______________ State:________ Zip:________Country: __________________

3. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _______________ State:________ Zip:________ Country: _________________

4. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _______________ State:________ Zip:________ Country: _________________

FOR PENSION PLAN ACCOUNTS

Type of plan: [ ] Keogh [ ] 401k [ ] Other (specify): _________________________

If "Other", are there any employee contributions in the plan? [ ] Yes or [ ] No

List Trustee(s):

1. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: ______________ State:________ Zip:________ Country: __________________

2. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _____________ State:________ Zip:________ Country: ___________________

3. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: _____________ State:________ Zip:________ Country: ___________________

4. Trustee:____________________________________________________________________

   Address : __________________________________________________________________

   City: ______________ State:________ Zip:________ Country: __________________

CUSTOMER ACCOUNT APPLICATION

CONFIDENTIAL CUSTOMER INFORMATION

1. Previous futures investment experience? [ ] Yes [ ] No If yes, how many years? __________________________________________________________________

      Name: ___________________________________________________________________

      Location: _______________________________________________________________

      Currently Active? [ ] Yes  [ ] No

      Name: ___________________________________________________________________

      Location: _______________________________________________________________

      Currently Active? [ ] Yes [ ]No

2. Are you registered with the Commodity Futures Trading Commission and/or the National Futures Association? [ ] Yes [ ] No

      If yes, indicate in what capacity: [ ] FCM [ ] CPO [ ] CTA [ ] IB [ ] Other:___________________________________________________________________

3. Are you a member of any futures exchange? [ ] Yes [ ] No If yes, which? __________________________________________________________________

4. Have you ever been involved in any litigation or arbitration with another broker or dealer? Yes [ ] No [ ] If yes, please give details:
      ________________________________________________________________

5. Have you ever been the subject of an investigation or proceeding by any futures or securities regulatory or self-regulatory body? [ ] Yes [ ] No If yes, please give details: ____________________________________________

6.    Do any other person(s) or entities:

      A) Control the trading of this account? [ ] Yes [ ] No (If yes, please complete the "Discretionary Trading Authorization" form)

      B) Have a financial interest in this account? [ ] Yes [ ] No If yes, please provide details: ______________________________________________

7. Do you or does this account control or have an interest in the trading of any other commodity account at this firm? [ ] Yes [ ] No

      If yes, list account numbers and names: _________________________________

      At any other firm? [ ] Yes [ ] No (If yes, give firm name): _____________

8.    Are you:

      A) Related to any person associated with or employed by Man Financial Inc?
         [ ] Yes [ ] No If yes, describe briefly:
         _____________________________________________________________

      B) Now or within the past three years a member, partner, officer or employee of any brokerage firm, commodity or security exchange or regulatory agency? [ ] Yes [ ] No If yes, describe: ____________________________________________________________

      C) An NFA or NASD member? [ ] Yes [ ] No If yes, describe: ____________________________________________________________

9.    Are you familiar with and do you understand:

      A) The [ ] No leverage provided in futures and options trading? [ ] Yes
         [ ] No

      B) The substantial risk of loss in futures and options trading, including the possibility of incurring a debit balance in your account? [ ] Yes
         [ ] No

      C) Man Financial Inc's margin policy as set forth in paragraph 3 of the Customer Agreement? [ ] Yes [ ] No

10. What is your trading objective? [ ] Speculation [ ] Hedging (If hedging, please complete the "Hedge Account Agreement" form.)

11.   Banking Relationships

      Name of Bank /Institution (1): __________________________________________

      Address: ________________________________________________________________

      Contact: _____________________________ Phone: ___________________________

      Name of Bank /Institution (2): __________________________________________

      Address: ________________________________________________________________

      Contact: _____________________________ Phone: ___________________________

CUSTOMER ACCOUNT APPLICATION

12. The undersigned makes the following representations regarding Stockholders' Equity as of the ______day of _____, 19 ____:

ASSETS

CURRENT ASSETS
  Cash                                            $ ____________
  Marketable securities                             ____________
  Accounts receivable                               ____________
  Inventories                                       ____________
  Prepaid expense                                   ____________
  Other                                             ____________

    TOTAL CURRENT ASSETS                            ____________

  Net property, plant & equipment                   ____________

  Other intangibles                                 ____________

  Investments

  Other assets                                      ____________

    TOTAL ASSETS                                  $ ____________

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                $ ____________
  Notes payable                                     ____________
  Current maturities of LT debt                     ____________
  Accrued liabilities                               ____________
  Other liabilities                                 ____________

    TOTAL CURRENT LIABILITIES                       ____________

  Deferred income taxes                             ____________

  Long-term debt                                    ____________

  Other LT liabilities                              ____________

    TOTAL LIABILITIES                             $ ____________

STOCKHOLDERS' EQUITY
  Common stock                                    $ ____________
  Additional paid in capital                        ____________
  Retained earnings                                 ____________

  Total stockholders' equity                        ____________

  TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY                              ____________

NOTE: TOTAL ASSETS MUST EQUAL TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY

INCOME STATEMENT
  Revenues                                     _________________
  Cost and expenses                            _________________
  Operating income                             _________________

  Other income                                 _________________
  Net interest                                 _________________
  Income taxes                                 _________________
  Net income (Profit/(loss)                    _________________

NOTE: In lieu of completing this worksheet, a prepared financial statement may be attached if one is available.

CUSTOMER REPRESENTS THAT THE FOREGOING INFORMATION IS TRUE AND CORRECT, AND WILL NOTIFY MAN FINANCIAL INC ("COMPANY") OF ANY MATERIAL CHANGES IN WRITING. THE COMPANY RESERVES THE RIGHT, BUT HAS NO DUTY, TO VERIFY THE ACCURACY OF INFORMATION PROVIDED AND TO CONTACT SUCH BANKERS, BROKERS AND OTHERS AS IT DEEMS NECESSARY.

Signature of Customer __________________________________________________________

Title ___________________________________________ Date _________________________

GENERAL PARTNER INFORMATION

THIS PAGE TO BE COMPLETED FOR GENERAL PARTNERSHIP ACCOUNTS ONLY

GENERAL PARTNER 1

Name: __________________________________________________________________________

Date of Birth: _________________________________________________________________

Address Line 1: ________________________________________________________________

Address Line 2: ________________________________________________________________

City: _______________________________________ State:________ Zip:_______________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:    [ ] Yes [ ] No If Yes, how many years? ________;
Securities: [ ] Yes [ ] No If Yes, how many years? ________;

Options:      [ ] Yes [ ] No If Yes, how many years? ________;
Mutual Funds: [ ] Yes [ ] No If Yes, how many years? ________;

GENERAL PARTNER 2

Name: __________________________________________________________________________

Date of Birth: _________________________________________________________________

Address Line 1: ________________________________________________________________

Address Line 2: ________________________________________________________________

City: _____________________________________ State:________ Zip:_________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:    [ ] Yes [ ] No If Yes, how many years? ________;
Securities: [ ] Yes [ ] No If Yes, how many years? ________;

Options:      [ ] Yes [ ] No If Yes, how many years? ________;
Mutual Funds: [ ] Yes [ ] No If Yes, how many years? ________;

GENERAL PARTNER INFORMATION

THIS PAGE TO BE COMPLETED FOR GENERAL PARTNERSHIP ACCOUNTS ONLY

GENERAL PARTNER 3

Name: __________________________________________________________________________

Date of Birth: _________________________________________________________________

Address Line 1: ________________________________________________________________

Address Line 2: ________________________________________________________________

City: _____________________________________ State:________ Zip:_________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:    [ ] Yes [ ] No If Yes, how many years? ________;
Securities: [ ] Yes [ ] No If Yes, how many years? ________;

Options:      [ ] Yes [ ] No If Yes, how many years? ________;
Mutual Funds: [ ] Yes [ ] No If Yes, how many years? ________;

GENERAL PARTNER 4

Name: __________________________________________________________________________

Date of Birth: _________________________________________________________________

Address Line 1: ________________________________________________________________

Address Line 2: ________________________________________________________________

City: _____________________________________ State:________ Zip:_________________

Phone: _________________________________________________________________________

Social Security #: _____________________________________________________________

Employer: ______________________________________________________________________

Occupation: ____________________________________________________________________

Annual Income (if joint account, provide combined annual income): ______________

Net Worth (if joint account, provide combined net worth): ______________________

Investment Experience:

Futures:    [ ] Yes [ ] No If Yes, how many years? ________;
Securities: [ ] Yes [ ] No If Yes, how many years? ________;

Options:      [ ] Yes [ ] No If Yes, how many years? ________;
Mutual Funds: [ ] Yes [ ] No If Yes, how many years? ________;

CUSTOMER AGREEMENT

This agreement ("Agreement") sets forth the terms and conditions under which we, Man Financial Inc, will open and maintain one or more accounts (collectively, the "account") in your name and on your behalf and otherwise transact business with you. If this account has been introduced to us, all references to us in this Agreement shall include your broker, and your broker shall enjoy all benefits and rights hereunder.

1. PARTIES.

You agree that the parties to this Agreement shall consist of us and you. If this is a joint account (including a community property account), the term "you" refers to each account holder. Except as disclosed in writing to us, no person other than you has any interest in the account. If this is a joint account, each account holder has full authority to act on behalf of the account and you authorize us to follow the instructions of any account holder as if such person were the sole account holder. All obligations arising hereunder are joint and several and may be enforced by us against any or all account holders. Notwithstanding the foregoing, we may require joint action by all account holders with respect to any matter concerning the account, including the giving or cancellation of orders, and the withdrawal of monies, securities or other property. In the event of the death of either or any of the joint account holders, the surviving joint account holder(s) shall immediately give us written notice thereof, and we may, before or after receiving such notice, take such action, require such papers and inheritance or estate tax waivers, retain such portion of and/or restrict transactions in the account as we may deem advisable. The surviving joint account holder(s) and the estate of the deceased joint account holder shall be jointly and severally liable to us for any net debit balance or loss in the account in any way resulting from transactions initiated prior to the receipt by us of the written notice of the death or incurred in the liquidation of the account or the adjustment of the interests of the respective parties.

Laws governing joint ownership of property vary from jurisdiction to jurisdiction. Generally, however, for joint tenants with rights of survivorship, in the event of the death of either tenant, the entire interest in the joint account shall be vested in the surviving joint tenant(s) on the same terms and conditions. For tenants in common, the interest in the tenancy shall be equal unless specified and in the event of death of either tenant, the interest in their share of the tenancy shall vest in the decedent's legal representative. State laws regulating community property vary. Consult your own legal adviser.

2. APPLICABLE LAW AND REGULATIONS; MARKETS.

All transactions shall be subject to all applicable law and the rules and regulations of all federal, state and self-regulatory agencies including, but not limited to, the Board of Governors of the Federal Reserve System and the constitution, rules and customs of the exchange or market (and clearing house) where executed. Unless you provide us with specific instructions, we may use our discretion in selecting the market in which to place your orders.

3. DEPOSITS ON TRANSACTIONS.

You agree to maintain, without demand from us, such margin, cash or other acceptable collateral as we in our discretion require from time to time and you agree to pay on demand any debit balances in your account. You will make deposits of such margin or collateral immediately upon our request. You will provide us with any information we may require for immediate confirmation of wire transfers.

4. SECURITY INTEREST AND LIEN.

As security for the payment of all of your obligations and liabilities to us or any of our affiliates through whom you conduct business, we shall have a continuing security interest in all property in which you have an interest held by or through us or any of our affiliates including, but not limited to, securities, futures contracts, cash commodities, commercial paper, monies, any after-acquired property and all rights you may have against us or any of our affiliates. In addition, in order to satisfy any such outstanding liabilities or obligations, we may, at any time and without prior notice to you, use, apply or transfer any of such securities or property interchangeably (including cash and fully-paid securities). In the event of a breach or default under this Agreement or any other agreement you may have with us or any of our affiliates, we shall have all rights and remedies available to a secured creditor under any applicable law in addition to the rights and remedies provided herein.

5. DEFAULT.

Should we deem it desirable for our protection, or should we feel insecure, or should you be in breach of or violate any of the terms of this Agreement, we are authorized to declare (and without the necessity of a call for additional capital) you in default under this and any other agreement you may then have with us or our affiliates, whether heretofore or hereafter entered into. In the event of default, each of us and our affiliates reserves the right to sell, without prior notice to you, any and all property in which you have an interest held by or through us or our affiliates, to buy any or all property which may have been sold short, to cancel any or all outstanding transactions and/or to purchase or sell any other property to offset market risk, and to offset any indebtedness or position you may have, including by means of an exchange for physicals transaction, after which you shall be liable to us, for any remaining deficiencies, losses, costs or expenses sustained by us in connection therewith. Such purchases and/or sales may be effected publicly or privately without notice or advertisement in such manner as we may in our sole discretion determine. At any such sale or purchase, we may purchase or sell the property free of any right of redemption. In addition, we shall have the right to set off and apply any amount owing from our affiliates to you against any indebtedness in your account, whether matured or unmatured. You are unconditionally obligated to pay to us the amount of any debit balance in your account, however incurred, at the lesser of the highest rate permitted by applicable law or two percent above the current prime rate as announced from time to time by the banking institutions with which we normally do business.

6. FEES AND CHARGES.

You understand that we will charge commissions and other fees for clearing, execution, custody, storage, delivery or any other service furnished to you and you agree to pay such commissions, fees and interest on monies owed to us at our then-prevailing rates. You understand further that such commissions, fees and interest rates may be changed from time to time. You will also be charged a fee

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CUSTOMER AGREEMENT

for positions transferred to another broker. We may receive remuneration for directing orders to a particular broker or dealer or market center for execution. Such remuneration is considered compensation to us. We may pay a portion of fees and commissions charged to your Account to third-parties that have introduced your account to us or serviced your account. You understand that we or an affiliate may act as principal in certain transactions with you, including but not limited to, cash market transactions, forward contracts, or exchanges of physicals for futures ("EFPs").

7. MAKING DELIVERY; LIQUIDATION INSTRUCTIONS.

You agree to give us timely notice if you intend to make or take delivery under a contract or to exercise any option contract. If so requested by us, you shall satisfy us that you can fulfill your obligations to make or take delivery and shall furnish us with property deliverable by you under any contract in accordance with our directions. We shall not have any obligation to exercise any long option contract unless you have furnished us with timely exercise instructions and sufficient initial margin with respect to each underlying contract. If we sell any property at your direction and you fail for any reasons to supply us with such property, we may (but shall not be obligated to) borrow or buy for you any property necessary to make such delivery. Under no circumstances shall we be obliged to make any payment or delivery to you except against receipt of payment or delivery by you of monies or other property requested by us. You shall be responsible for providing insurance coverage for any deliveries made or accepted by you. We do not provide any insurance coverage. If you do not provide insurance coverage, you agree to bear the risk of loss.

8. CONSENT TO LOAN OR PLEDGE.

Within the limits of applicable law and regulations, you hereby authorize us to lend either to ourselves or to others any securities or other property held by us in your margin account together with all attendant rights of ownership, and to use all such property as collateral for our general loans. Any such property, together with all attendant rights of ownership, may be pledged, repledged, hypothecated or rehypothecated either separately or in common with other such property for any amounts due to us thereon or for a greater sum, and we shall have no obligation to retain a like amount of similar property in our possession and control.

9. REPORTS.

Reports of execution of orders sent by us to you shall be binding and conclusive on you unless, in the case of a verbal report, you object at the time the report is received by you or your agent; and in the case of a written report, you object in writing prior to the opening of trading on the business day following the day you have received the report. In addition, if after you have placed an order with us and have not received a written or verbal confirmation thereof in accordance with our practice, you immediately shall notify us thereof. If you fail to notify us as set forth in this section, you agree that you shall be deemed estopped to object and to have waived any objection to our execution or failure to execute any transaction. Nothing contained in this section, however, shall bind us with respect to any transaction or price reported (whether verbal or in writing) in error, or prevent us, upon discovery of any error or omission, from correcting the error or omission, and putting the account in the same position it would have been in if the error or omission had not occurred.

10. WAIVER, ASSIGNMENT AND NOTICES.

Neither our failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereof nor any continued course of such conduct on our part shall constitute or be considered a waiver by us of any of our rights or privileges hereunder. We may assign this Agreement and your account upon notice to you. Any assignment of your rights and obligations hereunder or interest in any property held by or through us without obtaining the prior written consent of an authorized representative of ours shall be null and void. Notices or other communications, including margin calls, delivered or mailed, including by facsimile or electronic transmission, to the address provided by you, shall, until we have received notice in writing of a different address, be deemed to have been personally delivered to you.

11. CLEARANCE ACCOUNTS.

If your account has been introduced to us by another broker, that broker is acting as your agent and your broker in this relationship is not an agent of or affiliated with us. You agree that your broker and its employees are third-party beneficiaries of this Agreement. Unless we receive from you prior written notice to the contrary, we may accept from such other broker, without any inquiry or investigation: (a) orders for the purchase or sale of securities and other property in your account on margin or otherwise; and (b) any other instructions concerning your account or the property therein. YOU UNDERSTAND AND AGREE THAT OUR ROLE IS LIMITED TO EXECUTION, CLEARING AND BOOKKEEPING FOR TRANSACTIONS MADE PURSUANT TO INSTRUCTIONS FROM YOU OR YOUR BROKER, AND WE GENERALLY WILL NOT INQUIRE INTO THE CIRCUMSTANCES SURROUNDING ANY TRANSACTION FOR YOUR ACCOUNT. WE ARE NOT RESPONSIBLE FOR ANY ACTS OR OMISSIONS OF YOUR BROKER, INCLUDING, BUT NOT LIMITED TO, SALES PRACTICES, TRADING PRACTICES OR RECOMMENDATIONS. YOU AGREE TO LOOK SOLELY TO YOUR BROKER FOR REDRESS OF ANY LOSS OR DAMAGE ARISING OUT OF CIRCUMSTANCES OTHER THAN OUR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN THE EXECUTION, CLEARANCE OR BOOKKEEPING OF TRANSACTIONS FOR YOUR ACCOUNT. YOU UNDERSTAND AND AGREE THAT WE WILL PAY A SUBSTANTIAL PORTION OF THE BROKERAGE COMMISSIONS CHARGED TO YOUR ACCOUNT IN CONSIDERATION OF INTRODUCING AND SERVICING YOUR ACCOUNT.

12. INDEMNIFICATION; COSTS OF COLLECTION.

You agree to indemnify and hold harmless each of us, our affiliates and our respective shareholders, directors, officers, employees and agents from and against any liability, damage, cost or expense (including, without limitation, legal fees and expenses, amounts paid in settlement of any claims, interest and any fines or penalties imposed by any exchange, self-regulatory organization or governmental agency) any of them may incur or be subjected to with respect to you or your Account or any transaction or position therein, or as a result of your violation of any of your representations, agreements or obligations under this Agreement. You agree to pay and authorize us to charge you for any direct or indirect costs of collection, defense and enforcing any of our rights under this Agreement including, but not limited

                                                              ELECTRONIC VERSION

CUSTOMER AGREEMENT

to, interest, legal fees, court costs and other expenses.

13. FREE CREDIT BALANCES; TRANSFER ARRANGEMENTS.

You hereby direct us to use any free credit balance in your account in accordance with all applicable rules and regulations and you authorize us, in our discretion, to transfer any free credit balances and cash in your account daily to a non-regulated account.

14. RESTRICTIONS.

You understand that we may restrict or prohibit trading in, or close, your account.

15. CREDIT INFORMATION AND INVESTIGATION.

You authorize us and, if applicable, your broker, in our or their discretion, to make and obtain reports concerning your credit standing and business conduct.

16. LEGALLY BINDING.

This Agreement shall be binding upon the parties hereto and their respective successors and assigns and supersedes any prior agreements between the parties with respect to the subject matter hereof. You further agree that all purchases and sales shall be exclusively for your account in accordance with your oral or written instructions. You hereby waive any and all defenses that any such instruction was not in writing as may be required by the statute of frauds or any similar law, rule or regulation.

17. AMENDMENT.

You agree that we may modify the terms of this Agreement at any time upon prior written notice to you. By continuing to accept services from us, you will have indicated your acceptance of any such modification. If you do not accept any such modification, you must notify us thereof in writing and your account may then be terminated, but you will still be liable thereafter to us for all remaining liabilities and obligations. Otherwise, this Agreement may not be waived or modified absent a written instrument signed by an authorized representative of ours. No oral agreements or instructions purporting to amend this Agreement will be recognized or enforceable.

18. SEVERABILITY.

If any provision hereof is or should become or be deemed to be inconsistent with any present or future law, rule or regulation of any court, arbitral body, sovereign government or regulatory body having jurisdiction over the subject matter of this Agreement, such provision shall be deemed to be rescinded or modified in accordance with any such law, rule or regulation. In all other respects, this Agreement shall continue to remain in full force and effect.

19. LIMITATION OF LIABILITY.

You shall have no claim against us or any of our affiliates for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by: (a) any law, regulation, rule or order; (b) suspension, or termination of trading; (c) war, civil or labor disturbance; (d) any delays or inaccuracies in the transmission or reporting of orders or other information due to a breakdown or failure of any transmission or communication facilities for any reason; (e) failure or delay for any reason of any broker, bank, depository or custodian to fulfill its obligations or to pay in full any amounts owed to us; (f) failure or delay by any entity which, consistent with applicable regulations, is holding customer segregated funds, securities or other property, to pay or deliver same to us; or (g) any other causes beyond our control.

We will execute your transactions solely as your agent. In executing transactions on an exchange, we may use floor brokers (who may be our employees or other agents of ours), but we will not be responsible to you for negligence or misconduct of an independent floor broker if, at the time the floor broker was selected, the floor broker was authorized to act as such under the rules of the relevant exchange and the appropriate regulatory agency. We will not be responsible to you in the event of error, failure, negligence or misconduct on the part of any intermediary, commodity trading advisor or other person acting on your behalf and, without limitation, we have no obligation to investigate the facts surrounding any transaction in your Account(s) which is introduced by such intermediary, commodity trading advisor or other person. You will indemnify us and hold us harmless from and against any and all liabilities, penalties, losses and expenses, including legal expenses and attorneys' fees, incurred by us as a result of any error, failure, negligence or misconduct on the part of any such intermediary, commodity trading advisor or other person acting on your behalf. We shall only be liable for actions or inactions by us which amount to gross negligence or fraud. You also agree that we shall not be liable to you for any losses, costs, expenses or other damages sustained by you in the event of any failure or delay by any exchange, market, clearing house, bank or other depository institution where any of your funds or other assets are maintained, or a failure or delay by any member, bank or agent of any of the foregoing, or a failure or delay by any of the foregoing to enforce its rules, to fulfill its obligations or to make any payment, for any reason whatsoever. You waive any claim, cause of action or right as against us, our employees or agents that may arise or occur as a result thereof.

20. TELEPHONE CONVERSATIONS.

For the protection of both you and us, and as a way of correcting misunderstandings, you hereby authorize us, at our discretion and without prior notice to you, to monitor and/or record (with or without tone warning devices) any or all telephone conversations between you and any of our employees or agents.

21. ADDITIONAL RIGHTS AND REMEDIES.

The rights and remedies granted herein to us are in addition to any other rights and remedies provided to us in any other agreement you may have with us, and you hereby appoint us as your agent to take any action necessary to perfect ourselves with respect to the security interest granted to us in this Agreement.

22. AUTHORITY.

You represent that this Agreement has been duly authorized and executed by you and that you have full power and authority to trade futures, physical commodities, currencies, securities and options on the foregoing and related instruments. By signing this Agreement on behalf of an entity, you represent that the entity on whose behalf you are acting is authorized to enter into this Agreement and that you are duly authorized to sign this

CUSTOMER AGREEMENT

Agreement in its name.

23. CUSTOMER'S REPRESENTATIONS AND WARRANTIES.

You represent to us that all information supplied by you in connection with the opening of your account, including the Customer Account Application, is accurate and complete, and that we are legally entitled to rely on such information, and you agree to report promptly to us any material change in such information. You represent to us that you have read and understand all risk disclosure statements that we have provided to you, and understand that all transactions effected for your account are at your risk, and that you are solely liable therefor under all circumstances. You acknowledge that futures trading is only suitable for persons who are financially able to withstand losses. Such losses may substantially exceed margins or other funds you have deposited with us. You agree to inform us immediately if you cease to be willing or financially able to sustain such losses.

24. PENSION ACCOUNTS.

If you are a Keogh Plan, Pension and Profit Sharing Trust, or other employee benefit plan as defined by Section 3(3) of the Employee Retirement Income Security Act (Collectively a "Plan"; "ERISA"), the undersigned trustee ("Trustee") acknowledges that the establishment of the account and all transactions executed through the account are subject to certain restrictions under Section 404(a) of ERISA, including the requirement that such transactions be prudent, that the investments be diversified, and that there are certain transactions which the Plan is prohibited from entering into under Section 406 of ERISA and Section 4975 of the Internal Revenue Code ("Code"), regardless of whether such transactions are prudent; and Trustee further acknowledges that certain transactions if entered into by the Plan may result in the recognition of taxable income under Section 511 of the Code. Trustee represents and warrants that, with respect to each transaction to be executed through the account, the determination as to whether such transaction complies with the standards of
Section 404(a) of ERISA, will constitute a transaction prohibited under Section 406 of ERISA, or Section 4975 of the Code, or will result in the recognition of taxable income, will be made either by Trustee or by another person who has been determined by Trustee to be either a fiduciary or an investment manager properly delegated the authority to make, or to advise the Plan as to, such determinations. Trustee understands and agrees that the individual account plan permits participant-directed investments pursuant to Section 404(c) of ERISA. In no event shall we have any responsibility or authority to make, or to advise the Plan or Trustee as to, such determinations. Trustee understands and agrees that we are neither a fiduciary nor an investment manager with respect to the Plan as defined in Sections 3(21) and 3(38) of ERISA. Nevertheless, if, contrary to the expectations of the parties, it is ever finally determined that we are a fiduciary or investment manager, our responsibility and authority in acting in such capacity shall be limited to performing our obligations as specifically set forth herein, and Trustee represents and warrants that such allocation of fiduciary responsibility is authorized under the instrument pursuant to which you maintained in accordance with Section 402(c) of ERISA.

By signing this Agreement, Trustee agrees to indemnify us for any liability which may be imposed on us including, but not limited to, Section 409 of ERISA or any tax which may be assessed against us under Section 4975 of the Code, or any other damage or expense which may be suffered by us by reason of your being subject to the provisions of ERISA, including all costs and expense (including attorneys' fees) incurred by us in defending against the foregoing. The foregoing provision shall also apply to any federal or state fiduciary law governing the investments of employee benefit plans which is supplementary to, or in lieu of, the specific provisions of ERISA referred to herein.

25. CURRENCY EXCHANGE RATES.

If any transaction is effected in a foreign currency, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for your account and risk. All deposits shall be made in United States currency, unless we request any such deposit in the currency of some other country, in which case such deposit shall be made in such currency. When any position is liquidated, we shall debit or credit your account in United States currency at the rate of exchange determined by us in our sole discretion on the basis of the then prevailing money rates for such foreign currency, unless you shall have given us specific written instructions to make such debit or credit in the foreign currency involved.

26. FUNDS ON DEPOSIT IN NON-U.S. BANKING INSTITUTIONS.

Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if you are domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to you. Such accounts may also be subject to foreign currency exchange rate risks.

You authorize the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other customer funds, if you have funds held outside the United States, you further agree that your claims based on such funds will be subordinated in the unlikely event BOTH of the following conditions are met: (1) Your futures commission merchant is placed in receivership or bankruptcy; and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which you have a claim to satisfy all claims against those funds.

You agree that if both of the conditions listed above occur, your claim against our assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies received its pro-rata portion of such funds. You further agree that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in

CUSTOMER AGREEMENT

dollars, funds held in the particular foreign currency, and non-segregated assets of the company.

27. CFTC REGULATIONS.

You are aware that CFTC Regulation 1.35(a-2)(2) requires you to create, retain and produce upon the request of the CFTC, the United States Department of Justice and the applicable exchange, documentation of cash transactions underlying exchanges of futures for cash commodities or exchanges of futures in connection with cash commodity transactions and, if you effect any such exchange of futures, you will comply with Regulation 1.35 (1-2)(2). If you maintain separate accounts in which, pursuant to CFTC Regulation 1.46(d)(6), offsetting positions are not closed out, you understand that, if held open, offsetting long and short positions in the separate accounts may result in the charging of additional margins even though offsetting positions will result in no additional market gain or loss. If you are a non-United States person, you acknowledge that: (a) CFTC Regulation 15.05 designates us as the agent of foreign brokers, customers of foreign brokers, and foreign traders for certain purposes; and (b) CFTC Regulation 21.03 authorizes the CFTC to request, when unusual market circumstances exist, certain account information from us as well as foreign brokers and traders.

28. ONLINE SERVICES/ELECTRONIC STATEMENTS.

If we provide you with access to online brokerage service facilities, you agree to our posted terms of use, privacy statement and service agreement and the Electronic Order Entry & Account Access Agreement as if the same were set forth in this Agreement. We do not guarantee access to your account at all times, nor do we guarantee the receipt, acceptance and entry of any order transmitted to us electronically. You further agree that any market data or information provided to you will not be broadcast, retransmitted or commercially exploited and you acknowledge that exchanges and markets have a proprietary interest in this data and information. If you have agreed to the electronic transmission of information, you understand that we do not guarantee delivery.

29. GOVERNING LAW; JURISDICTION AND VENUE; SERVICE OF PROCESS; LIMITATION ON ACTIONS; WAIVER OF JURY TRIAL.

In order to induce us to accept this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you hereby agree to the following:

A. This Agreement is made, upon acceptance by us, in the State of Illinois, and shall be governed by, and the rights and liabilities of the parties shall be determined in accordance with, the laws of the State of Illinois, without regard to any of its conflicts of laws, principles or rules, and by the laws of the United States.

B. IF YOU HAVE NOT ENTERED INTO AN ARBITRATION AGREEMENT OR IF ARBITRATION IS UNAVAILABLE, ALL ACTIONS OR PROCEEDINGS, WHETHER INITIATED BY YOU OR US, WITH RESPECT TO ANY CONTROVERSY ARISING OUT OF OR RELATED TO THIS AGREEMENT, SHALL BE LITIGATED ONLY IN COURTS WHOSE SITUS IS IN THE STATE OF ILLINOIS. YOU HEREBY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, AND ANY OTHER COURT OF COMPETENT JURISDICTION WHOSE SITUS IS IN CHICAGO, ILLINOIS. IF YOU BRING ANY ARBITRATION (INCLUDING, BUT NOT LIMITED TO, NFA ARBITRATIONS), ADMINISTRATIVE OR REPARATIONS PROCEEDINGS AGAINST US, YOU HEREBY AUTHORIZE AND DIRECT SUCH ARBITRATORS, ADMINISTRATIVE LAW JUDGES, OR JUDGMENT OFFICERS TO HOLD ANY SUCH PROCEEDINGS IN CHICAGO, ILLINOIS. YOU HEREBY WAIVE ANY RIGHT YOU MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION YOU MAY BRING AGAINST US, OR THAT SUCH LITIGATION IS BROUGHT IN AN INCONVENIENT FORUM OR THAT FORUM IS IMPROPER.

C. You agree to accept court service of process by registered or certified mail addressed to you at the address you provided in your customer application, or to such other addresses as you have supplied to us in writing, and such service shall constitute personal service of process.

D. No judicial, administrative, arbitration or reparations proceeding may be commenced by you or us more than one (1) year after any claim arises, directly or indirectly, out of this Agreement or the transactions contemplated thereby. You hereby waive any statutes of limitation, including, but not limited to, the Commodity Exchange Act's and the National Futures Association's two (2) year limitation on actions.

E.    You hereby waive any right you may have to a trial by jury.

30. HEADINGS.

The headings of the provisions hereof are for descriptive purposes only and shall not modify or qualify any of the rights or obligations set forth in such provisions.

CUSTOMER AGREEMENT

I ACKNOWLEDGE THAT THIS IS A CONTRACTUAL AGREEMENT. I HAVE READ IT CAREFULLY AND, BY SIGNING, I AGREE TO BE BOUND BY EVERY TERM AND CONDITION, INCLUDING THE CONSENTS RELATING TO JURISDICTION, VENUE, SERVICE AND LIMITATIONS ON ACTIONS SET FORTH IN PARAGRAPH 29. NO MODIFICATION OF THIS AGREEMENT IS VALID UNLESS ACCEPTED BY US IN WRITING AS PROVIDED IN PARAGRAPH 17. [I CONFIRM THAT I HAVE DOWNLOADED A FULL SET OF ACCOUNT DOCUMENTS FROM YOUR WEBSITE AND I HAVE NOT MADE ANY ALTERATIONS OR DELETIONS TO THIS AGREEMENT OR ANY SUCH DOCUMENTS FROM THE ORIGINAL FORMS POSTED ON THE WEBSITE. IN THE EVENT THAT THERE ARE ANY ALTERATIONS OR DELETIONS TO THIS AGREEMENT OR ANY SUCH DOCUMENTS, SUCH ALTERATIONS AND DELETIONS SHALL NOT BE BINDING ON YOU AND SAID ORIGINAL FORMS SHALL GOVERN MY ACCOUNT RELATIONSHIP WITH YOU.]

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

SIGNATURE PAGE

ACKNOWLEDGEMENT OF RISK

I hereby acknowledge that I have received, read and understand the CFTC Rule
1.55 Risk Disclosure Statement for Futures and Options on pages 1 and 2 of this booklet. I also understand that you are relying on me to familiarize myself with any disclosures in this booklet that are or may become applicable to my trading.

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

AUTHORIZATION TO TRANSFER FUNDS

I authorize you, at any time and without prior notice to me, to transfer any excess funds, equities, securities or other property which you deem necessary between my Regulated Account (i.e. any account in which there are commodity interests governed by the Commodity Exchange Act) and any other account(s) held by me with you or any of your affiliates, in order to reduce or satisfy any margin deficiency or deficit. You agree to confirm any such transfer to me in writing, and such confirmation shall be deemed reasonable notice.

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

PERMISSION TO CROSS TRADES

I hereby consent to you, your "affiliated persons" (as defined in 17 C.F.R. 155 et seq., as amended) or any floor broker acting on behalf of you or your customers, taking, directly or indirectly, the other side of any order I place with you, in accordance with the rules of applicable futures exchanges. You are authorized to give my consent to any such floor broker.

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

CONSENT TO ELECTRONIC TRANSMISSION OF ACCOUNT STATEMENTS (OPTIONAL)

I hereby consent to your sending to me daily confirmation and purchase and sale statements as well as monthly account statements (collectively "Statements") relating to my account(s), at no additional cost to me, by electronic media rather than by hard copy mailing. I may revoke this consent at any time upon written notice to you.

I wish to receive electronic transmission of my Statements via e-mail at:

PLEASE PRINT E-MAIL ADDRESS CLEARLY.

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

ELECTRONIC ORDER ENTRY & ACCOUNT
ACCESS AGREEMENT

1. LICENSE GRANT AND RIGHT OF USE

This Agreement sets forth the terms and conditions under which we, Man Financial Inc, shall permit you to have access to one or more terminals, including terminal access through your internet browser, for the electronic transmission of orders for your accounts with us. This Agreement also sets forth the terms and conditions under which we shall permit you electronically to monitor the activity and positions in your account (collectively, the "Service"). The Service may be a proprietary service offered by us or a third party system offered by another broker, vendor or exchange. For purposes of this Agreement, the term "Service" includes all software and communication links. By this Agreement, where we are supplying you with software for use with the Service, we grant you non-exclusive and non-transferable license to use such software subject to the terms hereof. You may use the software solely for your own internal business purposes. Neither the software nor the Service may be used to provide computer time sharing, third party training, virtual or actual hosting or as a service bureau for any third parties. If your account has been introduced to us, all references to us in this Agreement shall include your broker, and your broker shall enjoy all benefits and rights hereunder. Nothing in this Agreement alters or modifies the terms of any other agreement between us. If the Service is sponsored by a third party, you agree that we shall enjoy all of the rights and benefits under the terms of any agreements between the third party Service sponsor and you as if we were a party to such agreement.

2. ACCESS

Where access is controlled by us, we shall provide you with access to the Service. If the Service is sponsored by a third party you may need additional consents in order to access the Service. The Service may be used to transmit, receive and confirm execution of orders, subject to prevailing market conditions and applicable exchange rules and regulations. We consent to your access and use in reliance upon your having adopted procedures to prevent unauthorized access to and use of the Service, and in any event, you agree to any financial liability for trades executed through the Service.

If permitted by the Service, you may send and receive electronic mail, engage in conferences and chats, download and upload files and otherwise use the Service as permitted herein, our policies, applicable law and, if a third party sponsored Service, the Service's terms of use and access agreement. Files that you upload and your activity in conferences and chats are subject to review, modification and deletion without notice to you. We reserve the right in our sole discretion to institute or change policies at any time. Files uploaded to a bulletin board may be subject to posted limitations on usage, reproduction and/or dissemination, and you are responsible for adhering to such limitations if you download them.

3. USE OF PASSWORDS

You acknowledge, represent and warrant that: (a) you have received a number, code or other sequence which provides access to the Service (the "Password");
(b) you are the sole and exclusive owner of the Password; (c) you are the sole and exclusive owner of any identification number, code or other sequence which allows access to the Service via computerized online service (the "ID"); and (d) you accept full responsibility for use and protection of the Password and the ID as well as for any transaction occurring in an account opened, held or accessed through the ID or the Password.

You shall be legally bound by any electronic order entry and account access agreement with us upon clicking the "I ACCEPT" button (or other similar indicia of acceptance) after entering the required Password or ID. You represent, warrant and agree that any individual who has possession of any Password or ID is your duly authorized representative, having the power and authority to legally bind you in this manner. Such acceptance shall be deemed to be as effective as a written signature performed manually by you and shall be deemed to satisfy any writings requirements of any applicable law despite being written and accepted electronically. Our electronically or other properly stored copy of any such agreement shall be deemed to be the true, complete, valid, authentic and enforceable copy of any such agreement. Our electronically stored record of the date on which you accept such an agreement shall be conclusive evidence as to the effective date. Except if there is obvious tampering or loss of data, you shall not contest the admissibility or enforceability of our copy of any such agreement.

4. WARRANTIES AND LIMITATION OF LIABILITY

You accept responsibility for selection and use of the Service and for any trading and other decisions made by you based on its use. You shall not use any Password or ID we supply to you for clearing any transaction with another broker.

You accept responsibility for the monitoring of your account. You will immediately notify your broker and us in writing if you become aware of the following: (a) any loss, theft or unauthorized use of your Password(s), IDs and/or account number(s); or (b) any failure by you to receive a message indicating that an order was received and/or executed; or (c) any failure by you to receive an accurate confirmation of an execution; or (d) any receipt of confirmation of an order and/or execution which you did not place; or (e) any inaccurate information in your account balances, positions, or transaction history.

THE SERVICE IS PROVIDED "AS IS" AND WE MAKE NO EXPRESS OR IMPLIED
REPRESENTATIONS OR WARRANTIES TO YOU REGARDING THE USABILITY, CONDITION OR OPERATION THEREOF. WE MAKE NO REPRESENTATIONS OR WARRANTIES REGARDING THE GOODS OR SERVICES PROVIDED BY ANY THIRD PARTIES WHO MAY PROVIDE CONTENT OR OFFER OTHER SERVICES. WE DO NOT WARRANT THAT ACCESS TO OR USE OF THE SERVICE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICE WILL MEET ANY PARTICULAR CRITERIA OF PERFORMANCE OR QUALITY. WE EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY,

ELECTRONIC ORDER ENTRY & ACCOUNT
ACCESS AGREEMENT CUSTOMER AGREEMENT

TITLE, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, COMPATIBILITY, SECURITY OR ACCURACY.

UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, SHALL WE OR ANYONE ELSE INVOLVED IN CREATING, PRODUCING, DELIVERING OR MANAGING THE SERVICE BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES THAT RESULT FROM THE USE OF OR INABILITY TO USE THE SERVICE, OR OUT OF ANY BREACH OF ANY WARRANTY, INCLUDING, WITHOUT LIMITATION, THOSE FOR BUSINESS INTERRUPTION OR LOSS OF PROFITS. THIS EXCLUSION OR LIMITATION OF LIABILITY WILL NOT APPLY TO THE EXTENT THAT ANY APPLICABLE STATUTE PROHIBITS SUCH EXCLUSION OR LIMITATION OF LIABILITY. ANY LIABILITY ARISING OUT OF ANY ACTION OR OMISSION BY US SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE AMOUNT OF USER FEES PAID TO US BY YOU FOR SERVICE ACCESS.

YOU EXPRESSLY AGREE THAT YOUR USE OF THE SERVICE IS AT YOUR SOLE RISK. YOU ASSUME FULL RESPONSIBILITY AND RISK OF LOSS RESULTING FROM USE OF, OR MATERIALS OBTAINED THROUGH, THE SERVICE. NEITHER WE NOR ANY OF OUR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONTRACTORS, AFFILIATES, THIRD PARTY VENDORS, FACILITIES, INFORMATION PROVIDERS, LICENSORS, EXCHANGES, CLEARING ORGANIZATIONS OR OTHER SUPPLIERS PROVIDING DATA, INFORMATION, OR SERVICES, INCLUDING BUT NOT LIMITED TO THE NEW YORK STOCK EXCHANGE, INC. (EACH A "PROVIDER"), WARRANT THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE; NOR DO WE OR THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE OR AS TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR TRANSACTION PROVIDED THROUGH THE SERVICE.

THIS AGREEMENT DEFINES YOUR SOLE AND EXCLUSIVE REMEDY.

Neither we nor any Provider shall be liable in any way to you or to any other person for: (a) any inaccuracy, error or delay in, or omission of (i) any such data, information or message, or (ii) the transmission or delivery of any such data, information or message; or (b) any loss or damage arising from or occasioned by (i) any such inaccuracy, error, delay or omission, (ii) non-performance, or (iii) interruption in any such data, information or message, due either to any negligent act or omission or to any condition of "force majeure" (e.g., flood, extraordinary weather condition, earthquake or other act of god, fire, war, insurrection, riot, labor dispute, accident, action of government, communications or power failure, equipment or software malfunction) or any other cause, whether or not within our or any Provider's control.

We shall not be deemed to have received any order or communication electronically transmitted by you until we have actual knowledge of such order or communication. The terms contained in any confirmation issued to you through the Service are subject to change or correction based on the trade data supplied to us by the relevant exchange or market on which the trade was transacted.

The use and storage of any information including, without limitation, the Password, the ID, portfolio information, transaction activity, account balances and any other information or orders available to you through your use of the Service is your sole risk and responsibility. You are responsible for providing and maintaining the communications equipment (including personal computers and modems) and telephone or alternative services required for accessing and using the Service, and for all communications service fees and charges incurred by you in accessing the Service.

5. REPRESENTATIONS

You acknowledge that from time to time, and for any reason, the Service may not be operational or otherwise available for your use due to servicing, hardware malfunction, software defect, service or transmission interruption or other cause, and you agree to hold us and any Provider harmless from liability or any damage which results from the unavailability of the Service. You acknowledge that you have alternative arrangements which will remain in place for the transmission and execution of your orders, by telephone, facsimile transmission, or otherwise, in the event, for any reason, circumstances prevent the transmission and execution of all, or any portion of, your orders through the Service. In the event the Service is not operational, you agree to contact your account executive to make alternative order entry arrangements.

You are responsible for your communications via the Service. You may not, under any circumstances, do any of the following: (a) publish, post, distribute or disseminate defamatory, infringing, obscene or other unlawful or offensive material or information via the Service; (b) use the Service to threaten, harass, stalk, abuse, or otherwise violate the legal rights (including rights of privacy and publicity) of others; (c) intercept or attempt to intercept electronic mail; (d) upload files that contain software or other material protected by intellectual property laws (or by rights of privacy or publicity) unless you own or control the rights thereto or have received all necessary consents; (e) upload files that contain a virus or corrupted data; (f) delete any author attributions, legal notices or proprietary designations or labels in a file that you upload to a bulletin board; (g) falsify the source or origin of software or other material contained in a file that you upload to a bulletin board; (h) use the Service in a manner that adversely affects the availability of its resources to other members; (i) send electronic mail to other users of the Service for any purpose other than personal communication, including to advertise or offer to sell goods or services (except as otherwise expressly permitted by us); (j) download a file that you know (or reasonably should know) cannot be legally distributed via the Service (a file may have been uploaded notwithstanding such

ELECTRONIC ORDER ENTRY & ACCOUNT
ACCESS AGREEMENT

illegality); or (k) act, or fail to act, in your use of the Service, in a manner that is contrary to applicable law or regulation. Your failure to observe any of the foregoing limitations may result in civil or criminal liability, as well as termination of your use of the Service.

You represent and warrant that you are fully authorized to enter into this Agreement and are under no legal disability which would prevent you from trading, and that you are and shall remain in compliance with all laws, rules and regulations applicable to your business. You agree that you are familiar with and will abide by any rules or procedures adopted by us and any Provider in connection with use of the Service. Finally, you agree that you shall permit no person access to the Service until you have provided necessary training in its use.

You shall not (and shall not permit any third party) to copy, use, analyze, modify, decompile, disassemble, reverse engineer, translate or convert any software provided to you in connection with use of the Service or distribute the software or the Service to any third party.

6. TERMINATION OF ACCESS AND LICENSE

We may, in our sole discretion, terminate or restrict your access to the Service, and may terminate this Agreement at any time. Upon termination, any software license granted to you herein shall automatically terminate and you shall return to us promptly any hardware, software, manuals or other items provided to you by us in connection with Service access. You will remain responsible for the payment of all charges incurred before termination becomes effective.

7. INDEMNITY

You agree to indemnify and hold harmless us and each Provider and their respective principals, affiliates and agents from and against all claims, demands, proceedings, suits and actions and all losses (direct, indirect or otherwise), liabilities, costs and expenses (including attorney's fees and disbursements), paid in settlement, incurred or suffered by us and/or a Provider and/or our or their respective principals, affiliates and agents arising from or relating to your use of the Service or the transactions contemplated hereunder. This indemnity provision shall survive termination of this Agreement.

8. MISCELLANEOUS

(A) You may not amend the terms of this Agreement. We may amend the terms of this Agreement upon notice to you (including by electronic delivery), or if this Agreement is contained as part of a web site by posting the amended terms to that web site. By continued access to and use of the Service, you agree to any such amendments to this Agreement.

(B) You shall permit us by any reasonable and appropriate means to verify that you have complied with the terms of this agreement and you agree to cooperate fully with any such verification process.

(C) This Agreement is the entire agreement between the parties relating to the subject hereof, and, except with respect to the brokerage agreement between the parties, all prior negotiations and understandings between the parties, whether written or oral, are hereby merged into this Agreement. Nothing in this Agreement shall be deemed to supersede or modify a party's rights and obligations under the brokerage agreement.

(D)   This Agreement shall be governed by the laws of the State of Illinois
      (USA) without reference to its conflict of laws principles.

LOCATION OF TERMINALS:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

EACH OF THE UNDERSIGNED HEREBY AGREES TO THE TERMS AND CONDITIONS AS SET FORTH IN THIS ELECTRONIC ORDER ENTRY & ACCOUNT ACCESS AGREEMENT.

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

Signature of Customer __________________ Title _________________ Date __________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

FORM W-8 SERIES SELECTION AND FORM W-9 TAXPAYER
IDENTIFICATION NUMBER AND CERTIFICATION

Name ___________________________________________________________________________

Account Number (to be entered by Man Financial Inc) ____________________________

Phone Number with Area Code ____________________________________________________

Address ________________________________________________________________________

City ______________________________________________ State ________ Zip _________

Unless you complete EITHER the W-8 or the W-9 sections (i.e. you fail to furnish us with the appropriate W-8 Form or with the correct taxpayer identification number), Man Financial Inc must withhold between 30% or 31%, whichever is applicable, of the withdrawals and payments from your account.

W-8 SECTION      CHECK APPROPRIATE BOX BELOW IF THIS IS THE ACCOUNT OF A FOREIGN
                 PERSON MEETING ONE OF THE FOLLOWING DEFINITIONS:
(RELATING TO
 FORMS W-8BEN,   [ ] A beneficial owner solely claiming foreign status or treaty
 W-8ECI, W-8EXP      benefits - Form W-8BEN
 OR W-8IMY)
                 [ ] A foreign partnership - Form W-8ECI or W-8IMY

                 [ ] A foreign government, international organization, foreign central bank of issue, tax-exempt organization or private foundation - Form W-8ECI or W-8EXP

                 [ ] A person acting as an intermediary - Form W-8IMY

                 [ ] A person claiming an exemption from US withholding on
                     income effectively connected with the conduct of a trade or business in the United States - Form W-8ECI

                 IF YOU ARE WITHIN ONE OF THESE CATEGORIES, YOU MUST COMPLETE ONE OF THE FOUR W-8 FORMS (ENCLOSED IN THE FOREIGN ACCOUNT TAX DOCUMENTS BOOKLET) APPLICABLE TO YOUR PARTICULAR SITUATION AND RETURN THE FORM TO US.

W-9 SECTION       PART I - TAXPAYER IDENTIFICATION NUMBER
(SUBSTITUTE FORM                                              _______________________________
W-9)              For United States citizens, legal           Social Security No.
                  entities, or residents, provide taxpayer
                  identification number. For most individual                 OR
                  taxpayers the taxpayer identification
                  number is the social security number.       _______________________________
                  NOTICE: For individual, joint, custodian    Employer Identification No.
                  and sole proprietorship the social
                  security number is to be used.

                  PART II - FOR PAYEES EXEMPT FROM BACKUP
                  WITHHOLDING

                  Check the box if you are exempt from        Check here [   ]
                  backup withholding, and enter your correct
                  taxpayer identification number in Part 1.

                  Please check the category under which the exemption is claimed:

                  [ ] Corporation, Domestic                   [ ] Trusts taxed as Corporations
                  [ ] Corporation, Foreign                    [ ] Bank Common Trust
                  [ ] Tax Exempt Entity, Section 501 (a)      [ ] Entity registered under Investment Company Act of 1940
                  [ ] Foreign Person (see W-8 section)        [ ] Real Estate Investment Trust
                  [ ] Individual Retirement Account           [ ] Other _________________________________

                  PART III - CERTIFICATION

                  Under penalties of perjury, I certify that:

                  1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                  2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                  Certification Instructions -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct taxpayer identification number.

                  Signature: ___________________________________________________________ Date: _________________________

CORPORATE RESOLUTIONS

I, ___________________________, do hereby certify that I am the duly elected and acting Secretary of _______________________________ (the "Corporation"), a
corporation validly existing under the laws of_______________________________, and I do further certify that the following resolutions were duly adopted by the Board of Directors of the Corporation in accordance with applicable statutes and the Corporation's charter and by-laws, and that such resolutions have not been rescinded and are now in full force and effect.

WHEREAS, the Corporation has full corporate power and authority under its charter, by-laws and the laws of its domicile to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts").

NOW, THEREFORE, IT IS RESOLVED AS FOLLOWS:

RESOLVED, that it is in the best interest of this Corporation to engage in trading and otherwise dealing in Contracts; and it is

FURTHER RESOLVED, that the Corporation is hereby authorized to open and maintain, on margin or otherwise, one or more accounts (the "Account") with Man Financial Inc and its affiliates (collectively the "Company"); and it is

FURTHER RESOLVED, that any Agent (as described below) be, and hereby is, authorized and empowered to give written or verbal instructions to the Company to buy or sell (including the power to sell "short") Contracts, and at all times shall have the authority to bind and obligate the Corporation with respect to any matter which is, in any way, related to the establishment and maintenance of the Account, including, but not limited to, the authority to settle, compromise, adjust and give releases; and it is

FURTHER RESOLVED, that, in order to induce the Company to act as broker and/or dealer on behalf of the Corporation, the opening and maintenance of the Account with the Company and its successors and assigns and the execution and delivery of the Risk Disclosure Statement Acknowledgments, Customer Agreements and any other document related to the opening or maintenance of the Account (collectively "Agreements") is hereby authorized and the President or any Vice President of the Corporation or __________________________________(collectively, the "Agents") is hereby directed to execute such Agreements, and any amendments thereto, by and on behalf of the Corporation and to deliver the same to the Company, the Corporation hereby ratifying all action of any of the Agents taken with regard to the Account; and it is

FURTHER RESOLVED, that the Company is authorized to register any securities in the Account in street name or in such other name as the Company or any of the Agents should deem advisable and to receive for the Account any and all cash, checks, securities or other property delivered to it by any person, firm or corporation for the account of the Corporation; and it is

FURTHER RESOLVED, that the Agents be and each of them hereby is authorized and empowered to withdraw any and all monies, securities, or other property from time to time carried in any accounts of the Corporation or to direct the delivery or payment thereof to any person, firm or corporation designated by any of the Agents, and

The Company is hereby authorized to follow any and all instructions from each of the Agents as to the transfer and/or delivery of any such money, securities or other property and with respect to any transaction on behalf of the Account; and it is

FURTHER RESOLVED, that it is the intention of the Corporation to give the Agents, and each of them, the broadest possible power with respect to the Accounts; and the Corporation agrees to hold the Company harmless against any and all claims, liabilities or expenses (including attorney's fees ) that may arise by reason of its following any directions, instructions and orders given to it by any of the Agents in respect of the Account; and it is

FURTHER RESOLVED, that all confirmations of transactions for the Accounts and all notices shall be delivered by the Company in writing or verbally to _____________________________________, his successor or any other person designated in his stead, and such person is or will be someone other than a person authorized to purchase or sell Contracts for or in the name of the Corporation.

___________________________________________________    _________________________
Secretary's Signature                                  Date

(AFFIX CORPORATE SEAL)

                                                           (Continued next page)

CORPORATE RESOLUTIONS

In addition, in order to induce the Company to accept the Account in the name of this Corporation, this Corporation represents, warrants and agrees as follows:

(a) In the event the foregoing resolutions are rescinded or amended at any time, or any of the representations and warranties in the Customer Agreement cease to be true and correct at any time, the Corporation will promptly notify the Company at the address for notices set forth in the Customer Agreement.

(b) The Corporation has not and will not solicit or accept any monies or other property of any kind or nature whatsoever from any person or entity for speculating or trading in Contracts.

(c) The Corporation agrees to indemnify and hold the Company, its successors and assigns harmless against and from any loss, expense, damage or liability incurred because any of the above representations or warranties shall, at any time, not be true and correct or the above Agreements shall not have been fully performed by the Corporation.

I hereby certify that each of the following officers has been duly elected and authorized to execute this Agreement on behalf of the Corporation and that the signatures are genuine signatures.

President           Full Name____________________ Signature ____________________

Vice President      Full Name ___________________ Signature ____________________

___________________ Full Name____________________ Signature ____________________
Title

___________________ Full Name____________________ Signature ____________________
Title

I, IN MY CAPACITY AS SECRETARY OF THE CORPORATION, HEREBY CERTIFY THAT THE FOREGOING IS A FULL, TRUE AND CORRECT COPY OF THE RESOLUTIONS DULY ADOPTED BY A UNANIMOUS VOTE OF THE BOARD OF DIRECTORS OF THE CORPORATION AT A MEETING AT WHICH ALL DIRECTORS WERE PRESENT AND VOTED; THAT SAID RESOLUTIONS APPEAR IN THE MINUTES OF SAID MEETING; AND THAT SUCH RESOLUTIONS HAVE NOT BEEN RESCINDED OR MODIFIED AND ARE NOW IN FULL FORCE AND EFFECT.

___________________________________________________     ________________________
Secretary's Signature                                   Date

(AFFIX CORPORATE SEAL)

PARTNERSHIP OR L.L.C. AUTHORIZATION

In consideration of Man Financial Inc and its affiliates (the "Company") carrying one or more accounts (the "Account") in the name of ________________________ (the "Client") which is either a duly organized (a) partnership of which each of the undersigned is a general partner or (b) limited liability company of which each of the undersigned is a managing member, the undersigned jointly and severally agree that each of the following named persons, to wit ________________________, ________________________,
________________________, ________________________, shall have authority on behalf of the Client account to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise; to receive on behalf of the Client account demands, notices, confirmations, reports, statements of account and communications of every kind, money, securities and property of every kind, and to dispose of the same; to make on behalf of the Client account agreements relating to any of the foregoing matters and to terminate or modify the same or waive any of the provisions thereof; and to deal generally with the Company on behalf of the Client account as fully and completely as if he alone were interested in said account. The foregoing enumeration of authority shall not in any way limit or affect any other authority which any partner may have.

The undersigned shall be jointly and severally liable to the Company for any and all obligations arising out of transactions herein authorized and shall immediately indemnify and hold harmless from and against any and all claims, losses and liabilities which may arise in connection with the Client's account, and any and all liability the Company may incur as a result of acting in accordance with the instructions of the undersigned, including attorneys' fees and costs, and agree (1) that any individual property of any of the undersigned that is held by the Company is subject to a security interest in the Company's favor to secure any amounts owing in the Client's account and (2) that the Company has the right, but not the obligation, to liquidate and apply the proceeds of such other property to the Client's account.

The undersigned further authorize the Company in the event of death or retirement of any of the members of Client or the termination of the Client, to take such proceedings, require such papers, retain such portion of or restrict transactions in said account as the Company in its sole discretion may deem advisable to protect it against any liability, penalty or loss. The Client fur-ther agrees that in the event of the death or retirement of any member of the Client the remaining members will immediately cause the Company to be notified of such fact.

The authority herein granted is in addition to any other authority given to the Company by any or all of the undersigned and is a continuing one and shall remain in full force and effect until the Company shall receive at its offices written notice of revocation or modification hereof. The Company may terminate this agreement by written notice to the designated partner or any of the above partners.

In the case of a general partnership, no partners will be added to or deleted from the partnership unless the Company is notified at least ten (10) days in advance of such addition or deletion. Additionally, the undersigned agree and are fully aware that in the event a new partner is admitted to the partnership, then such new partner shall not appear on the books and records of the Company as having any interest in the account of the partnership, nor shall such partner acquire any interest in the account of the partnership until all account forms that the Company requests to be executed by such new partner are executed, received and approved by the Company. In the case of a general limited partnership or L.L.C. not registered as a commodity pool with the CFTC, the undersigned 1) agree that no new general or limited partner or member shall be admitted or acquire any interest in the partnership or L.L.C. without prior written notice to the Company; and 2) represent and warrant that no money or other property has been or will be solicited from any third party for trading in the Account without prior written consent from the Company.

Neither the Company nor any of its employees have engaged in the formation or operation of the Client nor shall the Company or any of its employees be held in any way responsible for the operation or management of the Client's activity other than acting solely as the broker for its account as set forth in the terms of the Client's customer agreement with the Company. Each partner, whether a general or limited partner, or member, as applicable, of the Client is aware of and understands the substantial risks associated with trading and investing in Contracts. Each of the undersigned affirms that each of the partners or members have been fully apprised of the risks of trading Contracts.

Each of the undersigned shall regularly review transaction statements and month-end statements so as to carefully monitor the activity and status of the Client's account, and each of the undersigned shall regularly provide such reports to its respective partners or members. Each of the undersigned will promptly notify the Company in writing of any change of the Client's status, material or otherwise.

______________________________________________   _______________________________
General Partner or Managing Member               Date

______________________________________________   _______________________________
General Partner or Managing Member               Date

______________________________________________   _______________________________
General Partner or Managing Member               Date

______________________________________________   _______________________________
General Partner or Managing Member               Date

PENSION PLAN AUTHORIZATION

Please be advised that the undersigned hereby consents to and authorizes the establishment of an account (the "Account") at Man Financial Inc or any of its affiliates (the "Company") for the _____________________________________________
(the "Pension Plan"), for the purpose of trading in commodity futures contracts and options thereon, commodities, options, forward contracts, securities, equity, debt and related investments (collectively, "Contracts"). The undersigned further represents and warrants that the Pension Plan (a copy of which is attached hereto) contemplates and permits, and does not prohibit, the use of Pension Plan funds in the trading of Contracts. The undersigned has investigated the risk of trading Contracts, and understands that such trading has a high degree of risk. The undersigned hereby certifies that in view of the amount of assets of the Pension Plan and the goals of the Pension Plan, that trading Contracts is prudent. The undersigned hereby represents and certifies that the amount of Pension Plan funds to be utilized for futures trading represents no more than one-third of the total amount held in tax qualified retirement funds or ERISA accounts for the Pension Plan. Further, the undersigned agrees to notify the Company immediately if, for any reason, the amount of funds so utilized exceeds one-third of the total amount held in tax qualified retirement funds or ERISA accounts for the Pension Plan. The undersigned also represents and warrants he is authorized to make the investment decisions on behalf of the Pension Plan. Furthermore, the undersigned represents that the Trustee(s) of the Pension Plan are authorized to sign on behalf of the Pension Plan and that only one signatory is required to execute any and all documentation which may be required in order to affect or enter into any investment vehicle.

In addition, the undersigned represents and warrants that, as of the date of this letter, the beneficiaries of the Pension Plan are over 21 years of age. The undersigned also warrants that all future beneficiaries of the Pension Plan shall be bound to the terms of the indemnity provided herein.

The undersigned agrees on behalf of himself and all future beneficiaries to jointly and severally indemnify, protect and hold the Company and its directors, officers, shareholders, employees and affiliates harmless from and against any and all claims, demands, proceedings, suits and actions and all losses (direct, indirect, contingent, consequential or otherwise), judgments and amounts incurred or suffered by the Company resulting from any lawsuit, reparations case, administrative proceeding and/or arbitration arising out of any claim by the Pension Plan or any beneficiary or any individual or entity acting on behalf of any beneficiary or grantor that the Pension Plan was unsuitable for trading Contracts, that the Pension Plan and/or Trustee was not authorized to trade Contracts, that trading Contracts was not prudent, or that the undersigned violated any of the provisions of the Pension Plan as a result of any trading done on behalf of the Account. This indemnity provided for herein shall survive the termination of the Account or relationship contemplated herein.

AGREED AND ACCEPTED BY:

TRUSTEE(S):       ____________________________

                  ____________________________

ADMINISTRATOR or
CUSTODIAN:        ____________________________

DISCRETIONARY TRADING AUTHORIZATION/POWER OF ATTORNEY

The undersigned hereby authorizes ________________________ as the undersigned's agent and attorney-in-fact (the "Agent" ), with full power and authority to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts" ) on margin or otherwise, in one or more accounts ("Account") with Man Financial Inc and its affiliates (the "Company").

In all such transactions, as well as management decisions relating to the Account, the Company is hereby authorized to follow the instructions of the Agent; the Agent is authorized to act on behalf of the undersigned in the same manner and with the same force and effect as the undersigned might or could with respect to such transactions, the making and taking of deliveries and with respect to all other things necessary or incidental to the furtherance and/or conduct of the Account.

The Company shall have no liability for following the instructions of the Agent, and the undersigned shall never attempt to hold the Company liable for the Agent's actions or inactions. The undersigned understands that the Company does not, by implication or otherwise, endorse the operating methods of such Agent. The undersigned hereby releases the Company from any and all liability to the undersigned or to anyone claiming through the undersigned with respect to damage, losses or lost profits sustained or alleged to have been sustained as a result of the Company following the Agent's instructions or for any matter arising out of the relationship between the Agent and the undersigned and shall indemnify the Company from any and all losses, damages, liabilities and expenses, of any kind or nature whatsoever, arising therefrom. The undersigned agrees to hold the Company harmless and to indemnify it as to any expense, damage or liability sustained by it with respect to any and all acts and practices of the Agent and attorney-in-fact regarding this account, including all losses arising therefrom and debit balance(s) due thereof.

This authorization is a continuing one and shall remain in full force and effect until revoked by the undersigned, or an authorized person on his behalf, by written notice given to the Company, Attention: Director of Compliance. Such revocation shall become effective only upon the actual receipt thereof by the Company but shall not affect any liability in any way resulting from transactions initiated prior to its receipt. This authorization shall inure to the benefit of the Company, its successors and assigns. The provisions hereof shall be in addition to and in no way shall it limit or restrict any right which the Company may have under any agreement with the undersigned.

In addition, the Company is further authorized and directed to deduct from the undersigned's account and pay the Agent the amount of all management fees, incentive fees, advisory fees and/or brokerage commissions to be paid to the Agent upon the Company's receipt of invoices from the Agent. The undersigned understands that the Agent is solely responsible for the calculation of such fees and commissions and that the Company has no responsibility or obligation to determine or verify the amount or accuracy of such fees and commissions. In addition, the undersigned acknowledges that it is responsible for the administrative give-up fees incurred in connection with the execution of orders by various independent floor brokers or executing brokers engaged by the Agent and the undersigned authorizes the Company to deduct such fees from the undersigned's account and pay such fees to the appropriate floor brokers or executing brokers upon receipt of their invoices. The undersigned hereby agrees to indemnify and hold harmless the Company and its affiliates and employees from any loss, damage or dispute arising out of or relating to the calculation and payment of such fees and commissions.

All statements, notices, correspondence and the like generated in this account shall be sent or given to the Agent at the address shown for this account and to the undersigned at the address indicated in the Customer's Account documents, or to such other person or address as the undersigned may hereafter designate in writing.

The undersigned represents that the undersigned has been provided with a disclosure document concerning the Agent's advice (if the delivery of such document is required by law), including any options trading advice or strategies, which the undersigned has read and understood, or the Agent has furnished to the undersigned a written statement, receipt of which the undersigned acknowledges, and which the undersigned has read and understands and a copy of which has been furnished to the Company, explaining the Agent's exemption from registration and disclosure document requirements of the United States Commodity Futures Trading Commission and National Futures Association.

The undersigned understands that there are many strategies that can be used in trading options, some of which have unlimited risk of loss and could result in the undersigned sustaining a total loss of all funds in the account and that the undersigned is liable for any deficit in the account resulting therefrom. Customer acknowledges that Customer has discussed with the Company and the Agent the nature and risks of the strategy to be used in connection with options to be traded for the undersigned's account.

EACH OF THE UNDERSIGNED HEREBY AGREES TO THE TERMS AND CONDITIONS AS SET FORTH IN THIS LIMITED POWER OF ATTORNEY.

Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

LETTER OF AUTOMATIC TERMINATION

In the event my account(s) with Man Financial Inc are closed for any reason, Man Financial Inc is authorized to consider this my letter of revocation of the limited power of attorney required by the rules of the various contract markets.

EACH OF THE UNDERSIGNED HEREBY AGREES TO THE TERMS AND CONDITIONS AS SET FORTH IN THIS LETTER OF AUTOMATIC TERMINATION.

Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________
Signature of Customer _____________________   Title _____________________   Date ______________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

ADVISOR'S AGREEMENT
THIRD PARTY LETTER NFA RULE 2-8(E)

The undersigned ("Advisor"), named in the foregoing Discretionary Trading Authorization/Power of Attorney, has read the Customer Agreement between Man Financial Inc and ________________________________________ as Customer and
agrees to abide by all the terms and conditions set forth therein and further agrees to comply with all applicable laws, rules and regulations.

Please check the applicable statement: Advisor [] has [] has not furnished Customer with a disclosure document in accordance with applicable rules and regulations of the Commodity Futures Trading Commission and the National Futures Association. If Advisor has provided Customer with a disclosure document, a copy of it must be furnished to Man Financial Inc. If a disclosure document has not been furnished to Customer, please indicate below the reasons why.

____ a) I have provided advice to 15 or fewer persons during the past 12 months and do not hold myself out generally to the public as a CTA.

____ b) I am a (1) dealer, processor, broker, or seller in cash market transactions or (2) nonprofit, voluntary membership, trade association, or farm organization, who provides advice on the sale or purchase of commodities, and any trading advice is solely incidental to the conduct of my business.

____ c) I am registered as an associated person and my advice is issued solely in connection with my employment as an associated person.

____ d) I am a relative of the account holder. My relationship to the account holder is __________________________________.

____ e) I (We) am (are) a foreign-based entity, located outside the United States, and I (we) only solicit non-U.S. persons.

____  f) I am operating under a 4.7 exemption.

If Advisor is a corporation, partnership or other type of association, attached is a list of all individuals of such corporation, partnership or association who may exercise discretion over the Account: _____________________________________.

Advisor's Signature ______________ Date _________ Social Security # ____________

Street Address _________________________________________________________________

City _________________ State ______ Zip ____________ Phone Number ______________

Current employer _________________________ Title _______________________________

HEDGE ACCOUNT AGREEMENT & INSTRUCTIONS

This notification is a continuing one and shall remain in force until canceled in writing by the undersigned.

Commodity Futures Trading Commission Regulation 190.06(d) requires that a commodity broker must provide an opportunity for each customer to specify when undertaking its first hedging contract whether, in the event of the commodity broker's bankruptcy, such customer prefers that open commodity contracts held in a hedging account be liquidated by the Trustee. Accordingly, please indicate below your preference for open contracts in your account if such an event were to occur.

I prefer that, in the event of Man Financial Inc's bankruptcy, the Trustee:

- liquidate

- transfer (to another firm as designated)

all open commodity positions in my hedge account. [Note: If neither box is checked, Customer will be deemed to have chosen to have all its hedging positions liquidated.]

All positions taken in this account will be bona fide hedging transactions as described in the Commodity Exchange Act, as amended, and Regulation 1.3(z) promulgated thereunder. Customer agrees that all transactions and positions executed or carried in this account will be consistent with these provisions as presently construed or as amended from time to time. It is agreed that positions carried in the account will be strictly for hedge purposes, and not for speculation, and that a separate account must be used to accommodate non-hedge trades. It is further agreed that Man Financial Inc will rely on the representation that all trades made in this account are bona fide hedges and that it shall have no obligation to inquire into or verify the nature of such trades or incur any liability if, in fact, they may not be such.

Positions and transactions carried for this account in the following commodities are for bona fide hedging positions:

Commodities or Products: (1) ____________________   (2) ________________________

                         (3) ____________________   (4) ________________________

                         (5) ____________________   (6) ________________________

Maximum Annual Requirements: ___________________________________________________

EACH OF THE UNDERSIGNED HEREBY AGREES TO THE TERMS AND CONDITIONS AS SET FORTH IN THIS HEDGE ACCOUNT AGREEMENT.

Signature:_________________________________________  Date: _____________________

Signature:_________________________________________  Date: _____________________

Signature:_________________________________________  Date: _____________________

Signature:_________________________________________  Date: _____________________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

ACCOUNT GUARANTEE

In order to induce Man Financial Inc and its affiliates (the "Company") to enter into the Customer Agreement with __________________ ("Customer"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby and, in the case of multiple guarantors, jointly and severally guarantee(s) the prompt, full and complete performance of any and all of the duties and obligations of Customer to the Company and the payment of any and all indebtedness, damages, costs and expenses due the Company by Customer.

This Guarantee shall remain in full force and effect until the termination of the Customer Agreement between Customer and the Company; provided, however, that the undersigned shall not be released from his/her/its obligations hereunder so long as any claim of the Company against Customer which arises out of, or relates to, directly or indirectly, said Customer Agreement, is not settled or discharged in full.

The undersigned hereby expressly waives (a) notice of acceptance of this Guarantee by the Company, (b) notice of non-performance of Customer of any of its duties or obligations as set forth in the Customer Agreement, (c) notice of any modification to the Customer Agreement or any extension of time granted to the Customer, and (d) all defenses, offsets and counterclaims which the undersigned may at any time have to any claim of the Company against the Customer.

The Company may in its discretion proceed against the undersigned, jointly and severally, to collect any obligation covered by this Guarantee without first proceeding against Customer or any other guarantor. Upon five days notice by the Company, the undersigned shall pay any and all indebtedness, damages, costs and expenses due the Company by Customer and shall perform any and all duties and obligations of Customer to the Company.

This Guarantee shall be construed pursuant to the laws of the State of Illinois without regard to any of its conflicts of laws, principles or rules, and shall inure to the benefit of the Company, its successors and assigns, and shall be binding on the undersigned and his/their heirs and assigns. The undersigned cannot assign this Guarantee without the express written consent of the Company.

Any notice to be given to the undersigned may be sent to the address provided below, whether by mail, telegraph, messenger or otherwise, and shall be deemed given to the undersigned personally whether or not actually received.

All actions or proceedings arising with respect to any controversy arising out of this Guarantee shall be litigated only in courts whose situs is within the State of Illinois and the undersigned hereby submits to the jurisdiction of the courts of the State of Illinois and the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division. The undersigned shall accept court service of process by registered or certified mail addressed to the address provided below or such other address as the undersigned has supplied to the Company in writing and such service shall constitute personal service of such process. The undersigned waives any right the undersigned may have to transfer or change the venue of any litigation brought against the undersigned by the Company.

All monies, securities, negotiable instruments, open positions on futures contracts, option premiums, commodities or other property of any kind or nature whatsoever, now or at any future time on deposit with the Company in the undersigned's accounts are hereby pledged with the Company and shall be subject to a security interest in the Company's favor for the discharge of all of the undersigned's obligations hereunder, and the Company may, in its discretion, transfer any of such property from any of the undersigned's accounts to the account of Customer when in the Company's sole discretion and judgment such transfer is necessary or appropriate.

Each of the undersigned acknowledge his understanding that the Company has allowed the Customer to trade his account in reliance upon this Guarantee.

____________________________________________   _________________________________
Signature of Guarantor, Individually           Print Guarantor's Name

____________________________________________   _________________________________
Guarantor's Income                             Guarantor's Net Worth

____________________________________________   __________ ____________ _________
Street Address                                 City       State        Zip

____________________________________________   _________________________________
Phone Number (including Area Code)             Social Security Number

ARBITRATION AGREEMENT

(OPTIONAL)

Any controversy between Man Financial Inc ("Broker") and the Customer arising out of or relating to Customer's Account(s) shall be, except as provided below, resolved by arbitration in accordance with Part 180 of the regulations promulgated under the Commodity Exchange Act, as amended. If, by reason of any applicable statute, regulation, exchange rule or otherwise, other than the Customer's entitlement to commence reparations proceedings under Section 14 of the Commodity Exchange Act and Part 12 of the Regulations promulgated thereunder (17 C.F.R. Section 12 et seq.), the Customer's advance agreement to submit a controversy to arbitration would not be enforceable by Broker, this provision shall not permit the Customer to enforce Broker's advance agreement to submit to arbitration. Any award rendered in such arbitration shall be final and binding on and enforceable in accordance with the laws of any court having jurisdiction.

At such time that Customer notifies Broker that Customer intends to submit a claim to arbitration or at such time that Broker notifies Customer of Broker's intent to submit a claim to arbitration, Customer will have the opportunity to elect a qualified forum for conducting the proceeding. Within ten business days after receipt of such notice from Customer or at the time Broker so notifies Customer, Broker must provide Customer with a list of organizations whose procedures qualify them to conduct arbitration in accordance with Part 180 of the Regulations promulgated under the Commodity Exchange Act, together with a copy of the rules of each forum listed. One of these organizations will be the National Futures Association. Customer's failure to select an organization gives the Broker the right to select an organization.

Broker will pay any incremental fees which may be assessed by a qualified forum for provision of a mixed panel, unless the arbitrators in a particular proceeding determine that the Customer has acted in bad faith in initiating or conducting that proceeding.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR THE BROKER MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF THE BROKER INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH MAN FINANCIAL INC. SEE 17 CFR 180.1-180.5.

The Customer is advised that if the Customer seeks reparations under Section 14 of the Commodity Exchange Act and Part 12 of the Regulations promulgated thereunder and the CFTC declines to institute reparations proceedings, the claims or grievances will be subjected to this Arbitration Agreement and those aspects of the claims or grievances that are not subject to the reparations procedure (i.e. do not constitute a violation of the Commodity Exchange Act or the rules promulgated thereunder) may be required to be submitted to the arbitration or other dispute settlement procedure set forth in this Arbitration Agreement.

EACH OF THE UNDERSIGNED HEREBY AGREES TO THE TERMS AND CONDITIONS AS SET FORTH IN THIS ARBITRATION AGREEMENT.

Signature:__________________________________   Date: ___________________________

Signature:__________________________________   Date: ___________________________

Signature:__________________________________   Date: ___________________________

Signature:__________________________________   Date: ___________________________

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

TRANSFER AUTHORIZATION

Instruction to Transfer Account to Man Financial Inc

Account Number(s) at Delivering Broker: ________________________________________

Delivering Broker:   ___________________________________________________________

Main Office Address: ___________________________________________________________
                     ___________________________________________________________

(I) (We) direct the transfer of the above account(s) to Man Financial Inc subject to its approval and compliance with the applicable laws. The Delivering Broker shall deliver to Man Financial Inc all open positions and securities held for the above account(s), pay Man Financial Inc any net credit balance, and cancel any outstanding open orders. Man Financial Inc shall notify the Delivering Broker promptly if the transfer is not approved for any reason. If transfer is approved, Man Financial Inc shall pay the Delivering Broker any net debit balance.

All parties must sign.

Signature __________________________________   Date ____________________________

Signature __________________________________   Date ____________________________

Signature __________________________________   Date ____________________________

Signature __________________________________   Date ____________________________

Man Financial Inc Account Number(s): ___________________________________________
                                        ________________________________________

Customer Name: _________________________________________________________________

Address: _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

NOTE:

Please provide a copy of your most recent statement or account status report from the transferring broker.

TRANSFER AUTHORIZATION

This page is the reverse side of your Transfer Authorization. If you are transferring your account from another brokerage firm, you should complete this document and return in accordance with the instructions on inside front cover.

ELECTRONIC TRADING & ORDER ROUTING SYSTEMS DISCLOSURE STATEMENT

Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchanges(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.

DIFFERENCES AMONG ELECTRONIC TRADING SYSTEMS

Trading or routing orders through electronic systems varies widely among the different electronic systems. You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system's order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements, and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times and security. In the case of Internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as risks related to service providers and the receipt and monitoring of electronic mail.

RISKS ASSOCIATED WITH SYSTEM FAILURE

Trading through an electronic trading or order routing system exposes you to risks associated with systems or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

SIMULTANEOUS OPEN OUTCRY PIT AND ELECTRONIC TRADING

Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

LIMITATION OF LIABILITY

Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCMs, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary amount the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

Each exchange's relevant rules are available upon request from the industry professional with whom you have an account. Some exchanges' relevant rules also are available on the exchange's Internet home page.

NYMEX ACCESS RULES 6.26 AND 6.27

NYMEX RULE 6.26

RULE 6.26 LIMITATION OF LIABILITY

(A) Except as provided in Rule 6.27, and except in instances where there has been a finding of willful or wanton misconduct, in which case the party found to have engaged in such conduct cannot avail itself of the protections of this rule, neither the Exchange, American Telephone and Telegraph Company ("AT&T"), except as otherwise provided by any agreement with AT&T, Task Management, Inc. ("TMI"), Members, Member Firms, Clearing Members, Electronic Traders, nymex access Operators or other persons acting as agents in causing the orders of others to be entered into nymex access, nor any of their respective officers, directors, employees, agents, or designees shall be liable to any person, including a customer, for any losses, damages, costs or expenses (including, but not limited to, loss of profits, loss of use, direct, incidental, or consequential damages) arising from:

      (1) any failure or malfunction, including any inability to enter or cancel orders, of nymex access or any Exchange AT&T or TMI Services or facilities used to support nymex access; or

      (2) any fault in delivery, delay, omission, suspension, inaccuracy or termination, or any other cause in connection with the furnishing, performance, maintenance, use of or inability to use all or any part of nymex access or any services or facilities used to support nymex access.

      The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise; furthermore, it shall not limit the liability of any Member, Member Firm, Clearing Member, Electronic Trader, nymex access Operator or other person acting as an agent in causing the orders of other to be entered into nymex access or any of their respective officers, directors, employees, agents, or designees for any act, incident or occurrence within their control.

(B) There are no express or implied warranties or representations provided by the Exchange, AT&T or TMI relating to NYMEX ACCESS or any Exchange. AT&T or TMI Services or facilities used to support NYMEX ACCESS, including, but not limited to, warrenties of merchatability and warranties of fitness for a particular purpose or use.

(C) Any dispute arising out of the use of nymex access or Exchange, AT&T or TMI services or facilities used to support nymex access in which the Exchange or any of its officers, Directors, employees, agents, or designees is a party shall be construed and enforced in accordance with the laws of the state of New York without regard to conflict of laws, rules or procedures. Any actions, suits, or proceedings against any of the above must be brought within two years from the time that a cause of action has accrued, and any party bringing such action consents to jurisdiction in the U.S. District Court for the Southern District of New York and waives any objection to venue. This provision shall in no way create a cause of action and shall not authorize an action that would otherwise be prohibited by nymex Rules.

(D) Notwithstanding any of the foregoing provisions, this rule shall in no way limit the applicability of any provision of the Commodity Exchange Act or the CFTC's regulations.

NYMEX RULE 6.27

RULE 6.27. NYMEX PERSONNEL - LIMITATION OF LIABILITY

(A) The Exchange shall provide employees in the nymex access Control Center ("NACC") and elsewhere to perform certain services for Members, Member Firms, Clearing Members, Electronic Traders and nymex access Operators with respect to nymex access. Such employees may not always be available to assist Members, Member Firms, Clearing Members, Electronic Traders and nymex access Operators. The Exchange shall be liable when such employees negligently: (1) cancel, or fail to cancel, orders resting in nymex access; (2) deactivate a nymex access terminal, in which case only those orders that were resting in the system at the time of deactivation may be basis for an allowable claim; (3) fail to deactivate a nymex access terminal pursuant to valid instructions, in which case those orders that were entered or matched after the instruction was received by the NACC, but before the NACC has had a reasonable period of time to act upon such instruction, shall not form the basis for an allowable claim; and (4) issue passwords to unauthorized persons.

(B)   The liability of the Exchange for the above shall be limited as follows:

      (1)   $10,000 for any single claim; and

      (2) $100,000 for all claims arising out of the negligent actions or failures to act of all nymex employees on any single day.

(C) A single claim shall mean a loss resulting from all actions or failures to act as described above that were performed negligently by all nymex employees with respect to a single order entered through nymex access, or multiple orders entered through nymex access for a single customer. Such claim may be brought by the Member, Member Firm, Clearing Member, or Electronic Trader who (or whose customer) was damaged.

(D) If the number of allowed claims arising out of the negligent actions or failures to act of all nymex employees on a single day cannot be fully satisfied because of the above limitations, all such claims shall be limited to a pro share of the maximum per day amount.

(E) ARBITRATION OF CLAIMS - A claim against the Exchange for the negligent actions or failures to act enumerated above of the NACC employees shall only be allowed if such claim is brought pursuant to and in accordance with this Rule.

NYMEX ACCESS RULES 6.26 AND 6.27

CONTINUED

1 - NOTICE OF CLAIM

(a) A written notice of the claim, including the amount of the loss incurred as a result of the alleged negligent action, must be presented to the Exchange within ten days following the nymex access trading session during which the negligent action allegedly occurred.

(b) The Exchange shall have twenty days from receipt of such notice to satisfy, agree to pay subject to the limits in this Rule or dispute the claim. No payment in satisfaction of a claim may exceed the limits in this Rule. The Exchange shall notify the Member, Member Firm, Clearing Member or Electronic Trader if the Exchange disputes the claim.

2 - FILING A CLAIM/ANSWER

(a) A Member, Member Firm, Clearing Member, or Electronic Trader shall file a formal claim, on behalf of itself or a customer, within twenty days of notification that the Exchange disputes the claim. Failure to file a formal claim shall result in dismissal of the claim.

(b) The Exchange shall file an answer within twenty days of receipt of a normal claim. Failure to file an answer shall constitute an admission of liability, and the Exchange shall be required to pay the amount of the claim; provided however, that no such payment may exceed the limits in this Rule.

3 - ARBITRATION PANEL

(a) All disputed claims shall be submitted to an arbitration panel for binding arbitration. The panel shall consist of three panelist selected from a list of arbitrators maintained by the National Futures Association ("NFA"). The claimant and the Exchange shall each select one panelist. The President of NFA shall choose the third panelist.

(b) No person shall serve as a panelist unless and until he has first pledged to the Exchange that he will not publish, divulge, or make known in any manner, any facts or information regarding the business of any person or any other information which may come to his attention in his official capacity as a member of the panel, except when called upon to testify in any judicial or administrative proceeding.

(c) Each person serving on the panel shall comply with the standards of the American Bar Association - American Arbitration Associations "Code of Ethics for Arbitrators in Commercial Disputes", incorporated herein by reference.

(d) No person shall serve on an arbitration panel if he has a personal or financial interest in the matter under consideration.

4 - HEARING

(a) The panel shall consider all relevant testimony and documents submitted by the claimant and the Exchange. Each party has the right to be present at the hearing, to be represented by counsel at his own expense, to examine all relevant documents prior to and during the hearing, to present all relevant evidence in support of or as rebuttal to a claim or defense, and to question witnesses during the hearing. Testimony shall be taken under oath or affirmation.

(b) The panel may require any Member, Member Firm, Clearing Member or Electronic Trader, or any person employed by or associated with a Member, Member Firm, Clearing Member or Electronic Trader, or persons employed by the Exchange or other persons having an interest in the claim, to appear, to testify or produce relevant documents. The panel shall have the power to issue and enforce subpoenas in accordance with the procedures of the American Arbitration Association. Whenever such production or appearance results from the request of a party, all reasonable costs incurred shall be borne by the party making the request, unless directed otherwise by the panel.

(c) The panel shall be the sole judge of the law and the facts, but if the panel is in doubt as to any questions of law, it may refer the question to Exchange legal counsel for an opinion. The panel shall not be bound by the formal rules of evidence. Ex parte contracts by any of the parties with persons on the arbitration panel shall not be permitted.

(d) An audio recording of the proceeding shall be made and maintained until the decision becomes final. A verbatim record of such recording shall not be transcribed unless requested by a party, who shall bear the costs of transcription.

5 - DECISION

(a) Within thirty days of a completed hearing, the panel shall issue a written decision. The amount of any award issued by the panel shall be limited to the lesser of the actual loss or the loss that would have occurred if the claimant had diligently taken all necessary actions to mitigate the loss. The decision of a majority of the panel shall be final, and there shall be no appeal.

(b) An award shall be satisfied within three business days of receipt of the notice of decision. However, a party may, within three business days, request the arbitration panel to modify or correct its decision when there has been an obvious material miscalculation or misdescription or where the decision is imperfect in a matter of form not affecting the merits of the controversy.

6 - APPLICABILITY OF COMMODITY EXCHANGE ACT

Notwithstanding the foregoing, this Rule shall in no way limit the applicability of any provision of the Commodity Exchange Act or the CFTC's regulations.

AVERAGE PRICE SYSTEM DISCLOSURE

The following questions and answers are being provided to you as required by Chicago Mercantile Exchange Rule 553-Average Price System (APS).

QUESTIONS AND ANSWERS TO ADDRESS KEY FEATURES OF RULE 553. - AVERAGE PRICE
SYSTEM

1)    What is the Average Price System ("APS")?

      APS will enable a clearing member to confirm to customers an average price when multiple prices are received on an order or series of orders for the same accounts. For example, if any order transmitted by an account manager on behalf of several customers is executed at more than one price, those prices may be averaged and the average may be confirmed to each customer. Customers will have the choice of participating in APS.

(2)   Does an order subject to APS have to be for the same commodity?

      Yes. An APS order may be used for futures, options or combination transactions. An APS order for futures must be for the same commodity and month and for options, it must be for the same commodity, month, put/call and strike.

(3) Does the clearing firm calculate the average? How is the average calculated?

      The CME computes the average by multiplying the price by the quantity executed at each price divided by the total quantity.

(4)   Is the APS process limited to discretionary accounts?

      No. APS may also be used for a non-discretionary account upon request of a customer.

(5) What will appear on a customer's confirmation and monthly statement for a position that has been confirmed at an average price?

      An APS indicator will appear on the confirmation and monthly statement. This indicator will notify the customer that the confirmed price represents an average price or rounded average price.

(6) Is a clearing firm required to provide any specific disclosure to a customer prior to entering an APS order for a customer?

      A firm should describe certain features of APS to customers. For example, a firm should inform a customer that the average price is not the actual execution price and that APS will calculate the same price for all customers that participate in the order.

      Each clearing firm should decide how to communicate this information to the customer. If the firm or account controller provides the information in these Questions and Answers to the customer, the CME believes that will satisfy any disclosure obligation. Similarly, if the firm provides the information to the pool operator, the CME believes this will satisfy any disclosure obligation to a commodity pool. A firm may choose to provide the information orally rather than providing a written copy of these Questions and Answers.

(7) Can APS be used when a series of orders are entered for a group of accounts?

      Yes. For example, a bunched APS order (an order that represents more than one customer account) executed at 10:00 a.m. could be averaged with a bunched APS order executed at 12:00 p.m. provided that each of the bunched orders is for the same accounts. In addition, market orders and limit orders may be averaged, as may limit orders at different prices, provided that each order is for the same account.

(8)   What will happen if an APS order is only partially executed?

      For example, at 10:00 a.m. a buy 100 APS DEC S&P 500 futures order is transmitted at a limit price of 376.00; 50 are executed at 376.00 and the balance was not filled. At 12:00 p.m. a buy 100 APS DEC S&P futures order is transmitted at a limit price of 375.00; 50 are executed at 375.00, and the balance was not filled. Both orders are part of a series for the same group of accounts.

      In the above example, the two prices will be averaged. If the order was placed for more than one account, the account controller must rely on pre-existing allocation procedures to determine the proportions in which each account will share in the partial fill.

(9) Is there a requirement that a firm confirm the average price rather than the rounded average price?

      No. Each firm will have the choice of confirming the actual average price or the rounded to the next price increment. If a clearing firm confirms the rounded average price, the firm must round the average price up to the next price increment for a buy order or down to the next price increment for a sell order. The rounding process will create a cash residual of the difference between the actual average price and the rounded average price that must be paid to the customer.

(10) What will happen if the actual average or the residual is a price that does not conform to a whole cent increment?

      APS may produce prices that do not conform to whole cent increments. In such cases, any amount less than one cent may be retained by the clearing member. For example, if the total residual to be paid to a customer on a rounded average price for 10 contracts is $83.333333, the clearing firm may pay to the customer $83.33.

(11) Will a customer be able to obtain information regarding the actual execution prices of a trade that has been confirmed at an average price?

      Yes. The customer should contact the firm carrying the customer's account to obtain the actual execution prices. If the firm did not execute the trade, the firm will have to contact the executing firm to obtain the information.

NOTES

                                                              ELECTRONIC VERSION

FOR INTERNAL USE ONLY - TO BE COMPLETED BY BROKER

Name of Account Executive: _____________________________________________________
Introducing Broker (if applicable): ____________________________________________
OFFICE NUMBER: _________________ SALES CODE: _______________ Account # _________
Account Name: __________________________________________________________________
Address: _______________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
E-Mail Address: ________________________________________________________________
Customer's Occupation (Please specify in English): _____________________________

COMMISSIONS & FEES
(Please enter all ROUND-TURN RATES )
                              DAY      OVERNIGHT       SPREADS        OPTIONS

1. All Exchanges          __________  ___________    __________     __________

2. Chicago Exchanges      __________  ___________    __________     __________

3. NY Exchanges           __________  ___________    __________     __________

4. Overseas Exchanges     __________  ___________    __________     __________

5. Other                  __________  ___________    __________     __________

6. ___________________    __________  ___________    __________     __________

7. ___________________    __________  ___________    __________     __________

8. ___________________    __________  ___________    __________     __________

9. Futures Commission to
    be charged            [ ] Half In/Half Out OR  [ ] Round-Turn (indicate one)

10. Option Commission to
     be charged           [ ] Half In/Half Out OR  [ ] Up -front (indicate one)

FEES: (Indicate fees to charge)

[ ] NFA Only                                            Do you anticipate original margin
[ ] NFA, Clearing, Exchange & Brokerage ___________     requirements in excess of US $100,000?           [ ] Yes
[ ] NFA, Clearing & Exchange            ___________                                                      [ ]  No
[ ] Plus per side transaction fee of $
[ ] All inclusive

MARGINS: [ ] Spec    [ ] Hedge

Signature of Account Executive:_________________________________________________

Account Approval: ______________________________________________________________
                 (Signature of IB or FIB Principal)
                 _______________________________________________________________
                 (Signature of Branch Manager)

NO TRADING PERMITTED UNTIL THE ACCOUNT IS APPROVED BY MAN FINANCIAL INC

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MAN FINANCIAL INC

WWW.MANFINANCIAL.COM

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NEW YORK, NEW YORK 10281-2700

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